Continuing Guaranty

1.    GUARANTY; DEFINITIONS. In consideration of any credit or other financial accommodation now or hereafter extended or made to Windstream Supply LLC, an Ohio limited liability company ("Debtor"), by Cyan, Inc., a Delaware corporation ("Creditor"), and for other valuable consideration, the undersigned Windstream Corporation, a Delaware corporation ("Guarantor"), unconditionally guarantees to Creditor the full and prompt payment and performance when due of any and all Indebtedness of the Debtor to Creditor. The term "Indebtedness" is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Debtor, or any of them heretofore, now or hereafter made, incurred or created, whether direct or indirect, voluntary or involuntary and however arising, whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any loan agreement, note, lease, security agreement, swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and all modifications, extensions and renewals thereof, and whether Debtor may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter become unenforceable. This Guaranty is a guaranty of payment and not collection.
2.    CONTINUING LIABILITY; SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of the Debtor to Creditor, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of the Debtor or Guarantor or any other event or proceeding affecting the Debtor or Guarantor. This Guaranty shall not apply to any new Indebtedness created more than fifteen (15) days after actual receipt by Creditor of written notice of its termination as to such new Indebtedness; provided however, that loans, advances, leases or other financial accommodations made by Creditor to, for or with the Debtor after termination under commitments existing prior to receipt by Creditor of such termination, and extensions, renewals or modifications, of any kind, of Indebtedness incurred by the Debtor or committed by Creditor prior to receipt by Creditor of such termination, shall not be considered new Indebtedness. Any such notice must be sent to Creditor by registered U.S. mail, postage prepaid, addressed to its office at the top of this page, or at such other address as Creditor shall from time to time designate. Termination of this Guaranty by any single Guarantor will not affect the existing and continuing obligations of any other Guarantor hereunder. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of the Debtor or any other persons heretofore or hereafter given to Creditor unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.
3.    OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are joint and several and independent of the obligations of Debtor, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against the Debtor or any other person, or whether the Debtor or any other person is joined in any such action or actions. Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Creditor obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof. The liability of Guarantor hereunder shall be reinstated and revived and the rights of Creditor shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded, avoided or must otherwise be restored by Creditor, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Creditor in its sole discretion; provided however, that if Creditor chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Creditor harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Creditor in connection therewith, including without limitation, in any litigation with respect thereto.
4.    AUTHORIZATIONS TO CREDITOR. Guarantor authorizes Creditor either before or after revocation hereof, without notice to or demand on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to: (a) by agreement with the Lessee, alter, compromise, renew, extend, or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) exchange, enforce, waive, subordinate or release any security for the payment of this Guaranty or the Indebtedness or any portion thereof; (c) exercise remedies, accelerate the obligations and/or apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage, or deed of trust, as Creditor in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any portion thereof, or any other party thereto; and (e) apply payments received by Creditor from the Debtor to any Indebtedness of the Debtor to Creditor, in such order as Creditor shall determine in its sole discretion, whether or not such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Creditor may assign this Guaranty in whole or in part and, in the event of any such assignment, will provide timely notice of such assignment(s) to the Guarantor.
5.    REPRESENTATIONS, WARRANTIES AND COVENANTS. (a) Guarantor represents and warrants to Creditor that: (i) this Guaranty is executed at Debtor's request; (ii) Guarantor shall not, without Creditor's prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of Guarantor's business; (iii) Creditor has made no representation to Guarantor as to the creditworthiness of the Debtor; (iv) if the Guarantor is a partnership, corporation, limited liability company or other legal entity, the execution, delivery and performance of this Guaranty has been duly authorized by all necessary action on the part of the Guarantor and will not violate any provision of the Guarantor’s governing documents; and the person signing this Guaranty on behalf of the Guarantor is duly authorized. (b) Guarantor covenants with Creditor that: (i) within forty–five (45) days after the end of each fiscal quarter other than the final fiscal quarter of each fiscal year, Guarantor will deliver to Creditor a balance sheet and statement of income and cash flow as at the end of such quarter, each setting forth in comparative form the corresponding figures for the comparable period in the preceding fiscal year prepared in accordance with generally accepted accounting principles and certified by Guarantor’s chief financial officer; (ii) within one hundred and twenty (120) days after the end of each fiscal year, Guarantor will deliver to Creditor a balance sheet as at the end of such year and statements of income and cash flows for such year, with accompanying notes to financial statements, each setting forth in comparative form the corresponding figures for the preceding year, prepared in accordance with generally accepted accounting principles and certified by an independent accounting firm acceptable to Creditor; (iii) Guarantor will deliver to Creditor with reasonable promptness, such other financial information as Creditor shall reasonably request; (iv) Guarantor will not change its name, address, form or state of organization without giving Creditor at least 30 days prior written notice thereof ;(v) Guarantor shall remain a public company subject to the reporting requirement of the Securities Act of 1934 or, if Guarantor ceases to be a public company, Guarantor (or any successor) shall have at least the same credit and financial standing as the Guarantor as of the date of this Guaranty as determined by Creditor In its sole, but reasonable, discretion.
6.    GUARANTOR'S WAIVERS.
(a)    Guarantor waives any right to require Creditor to: (i) make demand upon, assert claims against or proceed against the Debtor or any other person; (ii) marshal assets or proceed against or exhaust any security held from the Debtor or any other person; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from the Debtor or any other person; (iv) take any other action or pursue any other remedy in Creditor's power; or (v) make any presentment or demand for performance, or give any notice of extensions, modifications or renewals of Indebtedness, any new transactions between Debtor and Creditor and/or any other Guarantor, presentment, nonperformance, protest, notice of default,, notice of protest or notice of dishonor hereunder or in connection with any obligations or evidences of indebtedness held by Creditor as security for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness.
(b)    Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of the Debtor or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of the Debtor or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of the Debtor which is a corporation, partnership or other type of entity, or any defect in the formation of any such Debtor; (iv) the application by the Debtor of the proceeds of any Indebtedness for purposes other than the purposes represented by Debtor to, or intended or understood by, Creditor or Guarantor; (v) any act or omission by Creditor which directly or indirectly results in or aids the discharge of the Debtor or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Creditor against the Debtor; (vi) any impairment of the value of any interest in any security for the Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) or any requirement that Creditor give any notice of acceptance of this Guaranty. Until all Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any right to enforce any remedy which Creditor now has or may hereafter have against the Debtor or any other person, and waives any benefit of, or any right to participate in, any security now or hereafter held by Creditor. Guarantor further waives all rights and defenses Guarantor may have arising out of (A) any election of remedies by Creditor, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys Guarantor's rights of subrogation or Guarantor's rights to proceed against the Debtor for reimbursement, or (B) any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of the Debtor in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Debtor's Indebtedness, whether by operation of law or otherwise, including any rights Guarantor may have to a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Indebtedness.
7.    REMEDIES; NO WAIVER. All rights, powers and remedies of Creditor hereunder are cumulative. No delay, failure or discontinuance of Creditor in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Creditor of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.
8.    COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to Creditor immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by Creditor in connection with the enforcement of any of Creditor's rights, powers or remedies and/or the collection of any amounts which become due to Creditor under this Guaranty or to enforce or collect any of the Indebtedness, and the prosecution or defense of any action in any way related to this Guaranty.
9.    SUCCESSORS; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Guarantor may not assign or transfer any of its interests or rights hereunder without Creditor's prior written consent which shall be granted if Guarantor provides Creditor with at least 30 days prior written notice of a proposed assignment or transfer and the proposed transferee or assignee has at least the same credit and financial standing as the Guarantor as of the date of this Guaranty as determined by Creditor In its sole, but reasonable, discretion. Guarantor acknowledges that Creditor has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Debtor to Creditor and any obligations with respect thereto, including this Guaranty. In connection therewith, Creditor may disclose all documents and information which Creditor now has or hereafter acquires relating to Guarantor and/or this Guaranty, whether furnished by Debtor, Guarantor or otherwise. Guarantor further agrees that Creditor may disclose such documents and information to Debtor.
10.    MISCELLANEOUS. This Guaranty may be amended or modified only in writing signed by Creditor and Guarantor. In all cases where there is more than one Debtor named herein, the word "Debtor" shall mean all or any one or more of them as the context requires. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State of New York, without regard to its conflicts of laws principles. Creditor may in its sole discretion, accept a photocopy, electronically transmitted facsimile or other reproduction of this guaranty (a “Counterpart”) as the binding and effective record of this Guaranty whether or not an ink signed copy hereof is also received by creditor from the undersigned, provided, however, that if Creditor accepts a Counterpart as the binding and effective record hereof, the Counterpart acknowledged in writing by Creditor shall constitute the record hereof. The Guarantor represents to Creditor that the signature that appears on the Counterpart that is transmitted by Guarantor to Creditor in any manner described above is intended by Guarantor to authenticate the Counterpart not withstanding that such signature is electronic, facsimile or a reproduction and Guarantor further agrees that such Counterpart received by Creditor, shall, when acknowledged in writing by Creditor, constitute an original document for the purposes of establishing the provisions thereof and shall be legally admissible under the best evidence rule and binding on and enforceable against the Guarantor. If Creditor accepts a Counterpart as the binding and effective record hereof only such Counterpart acknowledged in writing by Creditor shall be marked “Original” and a security interest may only be created in the Guaranty that bears Creditor’s ink signed acknowledgement and is marked “Original”.
11.    WAIVER OF JURY TRIAL. THE PARTIES HERETO IRREVOCABLY WAIVE ANY RIGHT THEY MAY HAVE TO A JURY TRIAL WITH RESPECT TO A DISPUTE HEREUNDER.

IN WITNESS WHEREOF, the Guarantor has executed this Continuing Guarantee as of the date indicated below.

Windstream Corporation

By:     /s/ Anthony Thomas

Name:     Anthony Thomas

Title:     CFO

Date:    8/27/13

Continuing Guarantee    1